Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2010

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Segment Data	3
c. Gross Premium Written by Segment by Line of Business	4
d. Segment Consecutive Quarters	5-6

III. Balance Sheets
a. Consolidated Balance Sheets	7
b. Cash and Invested Assets*	8
c. Cash and Invested Assets Composition - Quarterly	9
d. Investment Portfolio: Ten Largest Issuer Holdings in Fixed Maturity Portfolio	10
e. Reinsurance Recoverable Analysis	11-12

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	13
b. Paid to Incurred Analysis by Segment	14
c. Segment Consecutive Quarters	15-16
d. 2010 Impact of Chilean Earthquake	17
e. Estimated Exposures to Peak Zone Property Catastrophe Losses	18

V. Share Analysis
a. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	19
b. Diluted Book Value Per Common Share Analysis	20

VI. Non-GAAP Financial Measures
a. Non-GAAP Financial Measure Reconciliation	21

*	Refer also to Investment Portfolio Supplemental Information and Data for more details.

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2009.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions and the persistence of the recent financial crisis,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Other: commencing in Q1 2010, “Other” primarily relates to accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident reinsurance for catastrophic events on a quota share or excess basis, with aggregate and/or per person deductibles. Prior to this, “Other” related primarily to employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2010	2009	Change

HIGHLIGHTS	Gross premiums written	$1,425,201	$1,323,495	7.7%
	Gross premiums written - Insurance	26.2%	27.5%	(1.3)	pts
	Gross premiums written - Reinsurance	73.8%	72.5%	1.3	pts
	Net premiums written	$1,243,635	$1,162,301	7.0%
	Net premiums earned	$696,192	$665,359	4.6%
	Net premiums earned - Insurance	36.8%	41.4%	(4.6)	pts
	Net premiums earned - Reinsurance	63.2%	58.6%	4.6	pts
	Net income available to common shareholders	$111,812	$115,679	(3.3)%
	Operating income [a]	95,650	155,811	(38.6)%
	Reserve for losses and loss expenses	6,759,522	6,392,278	5.7%
	Total shareholders’ equity	5,376,019	4,492,837	19.7%

PER COMMON SHARE AND	Basic earnings per common share	$0.87	$0.84	3.5%
COMMON SHARE DATA	Diluted earnings per common share	$0.79	$0.78	1.3%
	Operating diluted earnings per common share [b]	$0.67	$1.05	(36.2)%
	Weighted average common shares outstanding	128,202	137,316	(6.6)%
	Diluted weighted average common shares outstanding	142,176	149,023	(4.6)%
	Book value per common share	$39.27	$29.01	35.4%
	Diluted book value per common share (treasury stock method)	$34.56	$26.35	31.2%
	Accumulated dividends paid per common share	$4.10	$3.29	24.6%

FINANCIAL RATIOS	ROACE [c]	9.1%	11.6%	2.5	pts

	Operating ROACE [b]	7.7%	15.7%	(8.0)	pts

	Net loss and loss expense ratio	67.3%	58.3%	9.0	pts
	Acquisition cost ratio	16.7%	15.3%	1.4	pts
	General and administrative expense ratio	14.3%	13.0%	1.3	pts

	Combined ratio	98.3%	86.6%	11.7	pts

INVESTMENT DATA	Total assets	$16,329,170	$14,777,366	10.5%
	Total cash and invested assets [d]	12,125,262	10,477,614	15.7%
	Net investment income	104,619	99,292	5.4%
	Net realized investment gains (losses)	16,176	(40,597)	nm
	Total return on cash and investments [e]	1.8%	0.0%	1.8	pts
	Return on other investments [f]	2.9%	1.4%	1.5	pts
	Annualized pre-tax yield of fixed maturities [g]	3.8%	4.2%	(0.4)	pts

[a]	Operating income is a “Non-GAAP financial measure” as defined by Regulation G. See page 21 for reconciliation of operating income to net income available to common shareholders.
[b]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income for the period by weighted average common shares and share equivalents.
[c]	ROACE is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income available to common shareholders for the quarter-periods is annualized.
[d]	Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[e]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end cash and investment balances.
[f]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
[g]	Annualized pre-tax yield of fixed maturities is calculated by dividing the pre-tax net investment income generated from fixed maturities by the average month-end amortized cost balance of the fixed maturities.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
UNDERWRITING REVENUES
Gross premiums written	$1,425,201	$573,845	$775,314	$914,641	$1,323,495	$1,264,181
Premiums ceded	(181,566)	(215,874)	(180,170)	(213,628)	(161,194)	(172,406)

Net premiums written	1,243,635	357,971	595,144	701,013	1,162,301	1,091,775

Gross premiums earned	888,607	912,520	898,268	890,194	839,316	835,514
Ceded premiums amortized	(192,415)	(198,910)	(192,243)	(183,424)	(173,957)	(176,880)

Net premiums earned	696,192	713,610	706,025	706,770	665,359	658,634

Other insurance related income (loss)	626	29,713	(135,738)	(14,261)	(9,395)	2,002

Total underwriting revenues	696,818	743,323	570,287	692,509	655,964	660,636

UNDERWRITING EXPENSES
Net losses and loss expenses	468,262	346,512	311,109	378,252	387,999	361,681
Acquisition costs	116,649	101,787	113,423	103,309	101,976	94,480
General and administrative expenses	83,461	79,507	74,404	70,418	68,752	65,189

Total underwriting expenses	668,372	527,806	498,936	551,979	558,727	521,350

UNDERWRITING INCOME	28,446	215,517	71,351	140,530	97,237	139,286

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	104,619	118,178	134,788	112,220	99,292	85,651
Net realized investment gains (losses)	16,176	6,056	(253,365)	(23,678)	(40,597)	35,685
Interest expense and financing costs	(8,688)	(8,162)	(7,977)	(7,971)	(7,921)	(7,958)

Total other operating revenue (expenses)	112,107	116,072	(126,554)	80,571	50,774	113,378

OTHER (EXPENSES) REVENUE
Foreign exchange gains (losses)	8,147	2,018	(6,784)	(24,184)	389	20,297
Corporate expenses [a]	(16,308)	(25,135)	(17,605)	(16,531)	(17,805)	(13,561)

Total other (expenses) revenue	(8,161)	(23,117)	(24,389)	(40,715)	(17,416)	6,736

INCOME (LOSS) BEFORE INCOME TAXES	132,392	308,472	(79,592)	180,386	130,595	259,400
Income tax expense	(11,361)	(17,190)	(7,082)	(12,006)	(5,697)	(12,459)

NET INCOME (LOSS)	121,031	291,282	(86,674)	168,380	124,898	246,941
Preferred share dividends	(9,219)	(9,219)	(9,218)	(9,219)	(9,219)	(9,219)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$111,812	$282,063	$(95,892)	$159,161	$115,679	$237,722

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	67.3%	48.6%	44.1%	53.5%	58.3%	54.9%
Acquisition cost ratio	16.7%	14.3%	16.1%	14.6%	15.3%	14.3%
General and administrative expense ratio [a]	14.3%	14.6%	13.0%	12.3%	13.0%	12.0%

Combined ratio	98.3%	77.5%	73.2%	80.4%	86.6%	81.2%

Weighted average basic shares outstanding	128,202	136,049	137,904	137,849	137,316	143,239
Weighted average diluted shares outstanding	142,176	150,718	137,904	149,861	149,023	160,184
Basic earnings per common share	$0.87	$2.07	($0.70)	$1.15	$0.84	$1.66
Diluted earnings per common share	$0.79	$1.87	($0.70)	$1.06	$0.78	$1.48
ROACE (annualized)	9.1%	22.8%	(8.2)%	15.2%	11.6%	20.0%
Operating ROACE (annualized)	7.7%	22.3%	13.0%	17.4%	15.7%	17.2%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2010			Three months ended March 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$372,929	$1,052,272	$1,425,201	$364,158	$959,337	$1,323,495
Net premiums written	206,812	1,036,823	1,243,635	212,015	950,286	1,162,301

Gross premiums earned	443,050	445,557	888,607	445,541	393,775	839,316
Ceded premiums amortized	(186,769)	(5,646)	(192,415)	(169,918)	(4,039)	(173,957)

Net premiums earned	256,281	439,911	696,192	275,623	389,736	665,359
Other insurance related income (loss)	626	—	626	(9,805)	410	(9,395)

Total underwriting revenues	256,907	439,911	696,818	265,818	390,146	655,964

UNDERWRITING EXPENSES
Net losses and loss expenses	130,703	337,559	468,262	152,704	235,295	387,999
Acquisition costs	31,141	85,508	116,649	26,203	75,773	101,976
General and administrative expenses	61,610	21,851	83,461	50,481	18,271	68,752

Total underwriting expenses	223,454	444,918	668,372	229,388	329,339	558,727

UNDERWRITING INCOME	$33,453	$(5,007)	$28,446	$36,430	$60,807	$97,237

KEY RATIOS
Net loss and loss expense ratio	51.0%	76.7%	67.3%	55.4%	60.4%	58.3%
Acquisition cost ratio	12.2%	19.4%	16.7%	9.5%	19.4%	15.3%
General and administrative expense ratio	24.0%	5.0%	12.0%	18.3%	4.7%	10.3%
Corporate expense ratio			2.3%			2.7%

Combined ratio	87.2%	101.1%	98.3%	83.2%	84.5%	86.6%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
INSURANCE SEGMENT
Property	$118,214	$121,860	$147,117	$176,421	$106,138	$127,291
Marine	66,859	32,618	45,765	61,858	60,626	64,887
Terrorism	5,091	12,330	7,861	10,165	5,667	8,349
Aviation	3,136	40,857	11,098	7,176	17,067	17,486
Credit and political risk	(2,698)	16,639	(3,902)	4,222	2,491	54,576
Professional lines	127,945	184,491	155,382	211,417	120,328	108,177
Liability	53,716	61,951	50,601	55,505	51,812	49,923
Other	666	—	—	—	29	4,168

TOTAL INSURANCE SEGMENT	372,929	470,746	413,922	526,764	364,158	434,857

REINSURANCE SEGMENT
Catastrophe	227,781	9,448	87,700	132,071	237,347	212,948
Property	178,498	11,993	78,222	110,083	126,430	141,401
Professional lines	106,799	59,546	84,903	70,420	113,640	87,376
Credit and bond	228,073	9,556	18,369	(1,632)	197,271	134,574
Motor	118,114	(2,168)	5,675	23,771	77,572	75,526
Liability	133,379	7,979	80,876	29,991	153,856	108,181
Engineering	44,376	5,434	5,979	8,839	41,266	53,224
Other	15,252	1,311	(332)	14,334	11,955	16,094

TOTAL REINSURANCE SEGMENT	1,052,272	103,099	361,392	387,877	959,337	829,324

CONSOLIDATED TOTAL	$1,425,201	$573,845	$775,314	$914,641	$1,323,495	$1,264,181

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
UNDERWRITING REVENUES
Gross premiums written	$372,929	$470,746	$413,922	$526,764	$364,158	$434,857
Net premiums written	206,812	260,129	239,781	313,136	212,015	271,732

Gross premiums earned	443,050	494,580	465,701	478,299	445,541	472,603
Ceded premiums amortized	(186,769)	(189,849)	(187,064)	(179,324)	(169,918)	(173,046)

Net premiums earned	256,281	304,731	278,637	298,975	275,623	299,557
Other insurance related income (loss)	626	29,713	(135,898)	(14,956)	(9,805)	1,187

Total underwriting revenues	256,907	334,444	142,739	284,019	265,818	300,744

UNDERWRITING EXPENSES
Net losses and loss expenses	130,703	161,551	111,228	187,211	152,704	159,450
Acquisition costs	31,141	29,065	29,613	28,306	26,203	31,714
General and administrative expenses	61,610	57,895	55,685	52,893	50,481	47,819

Total underwriting expenses	223,454	248,511	196,526	268,410	229,388	238,983

UNDERWRITING INCOME (LOSS)	$33,453	$85,933	$(53,787)	$15,609	$36,430	$61,761

KEY RATIOS
Net loss and loss expense ratio	51.0%	53.0%	39.9%	62.6%	55.4%	53.2%
Acquisition cost ratio	12.2%	9.6%	10.6%	9.5%	9.5%	10.6%
General and administrative expense ratio	24.0%	19.0%	20.0%	17.7%	18.3%	16.0%

Combined ratio	87.2%	81.6%	70.5%	89.8%	83.2%	79.8%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
UNDERWRITING REVENUES
Gross premiums written	$1,052,272	$103,099	$361,392	$387,877	$959,337	$829,324
Net premiums written	1,036,823	97,842	355,363	387,877	950,286	820,043

Gross premiums earned	445,557	417,940	432,567	411,895	393,775	362,911
Ceded premiums amortized	(5,646)	(9,061)	(5,179)	(4,100)	(4,039)	(3,834)

Net premiums earned	439,911	408,879	427,388	407,795	389,736	359,077
Other insurance related income	—	—	160	695	410	815

Total underwriting revenues	439,911	408,879	427,548	408,490	390,146	359,892

UNDERWRITING EXPENSES
Net losses and loss expenses	337,559	184,961	199,881	191,041	235,295	202,231
Acquisition costs	85,508	72,722	83,810	75,003	75,773	62,766
General and administrative expenses	21,851	21,612	18,719	17,525	18,271	17,370

Total underwriting expenses	444,918	279,295	302,410	283,569	329,339	282,367

UNDERWRITING INCOME (LOSS)	$(5,007)	$129,584	$125,138	$124,921	$60,807	$77,525

KEY RATIOS
Net loss and loss expense ratio	76.7%	45.2%	46.8%	46.8%	60.4%	56.3%
Acquisition cost ratio	19.4%	17.8%	19.6%	18.4%	19.4%	17.5%
General and administrative expense ratio	5.0%	5.3%	4.4%	4.3%	4.7%	4.8%

Combined ratio	101.1%	68.3%	70.8%	69.5%	84.5%	78.6%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009	Mar 31, 2008
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$9,649,199	$9,718,355	$9,682,932	$8,872,839	$8,238,175	$8,317,137
Equities, available for sale, at fair value	201,920	204,375	137,544	96,875	78,527	99,239
Other investments, at fair value	538,917	570,276	541,447	539,545	494,405	552,872
Short-term investments	143,937	129,098	282,737	165,197	225,583	106,657

Total investments	10,533,973	10,622,104	10,644,660	9,674,456	9,036,690	9,075,905
Cash and cash equivalents	1,510,027	864,054	1,239,471	1,380,863	1,411,551	1,578,801
Accrued interest receivable	84,407	89,559	82,169	87,361	80,746	80,990
Insurance and reinsurance premium balances receivable	1,708,400	1,292,877	1,497,639	1,707,677	1,581,743	1,607,609
Reinsurance recoverable on paid and unpaid losses	1,445,918	1,424,172	1,406,449	1,443,840	1,432,650	1,426,313
Deferred acquisition costs	420,283	302,320	363,739	374,849	375,774	369,000
Prepaid reinsurance premiums	291,382	301,885	284,922	296,994	266,789	238,466
Securities lending collateral	86,975	129,814	135,122	146,350	312,364	1,025,343
Net receivable for investments sold	—	12,740	—	—	—	18,086
Goodwill and intangible assets	91,217	91,505	93,049	95,058	95,380	61,344
Other assets	156,588	175,494	172,248	171,437	183,679	158,337

TOTAL ASSETS	$16,329,170	$15,306,524	$15,919,468	$15,378,885	$14,777,366	$15,640,194

LIABILITIES
Reserve for losses and loss expenses	$6,759,522	$6,564,133	$6,579,914	$6,561,894	$6,392,278	$5,814,208
Unearned premiums	2,748,283	2,209,397	2,548,072	2,671,025	2,646,578	2,574,755
Insurance and reinsurance balances payable	144,679	173,156	170,664	178,372	154,763	225,715
Securities lending payable	87,975	132,815	138,092	149,288	317,310	1,024,752
Senior notes	993,712	499,476	499,449	499,422	499,395	499,288
Other liabilities	215,835	227,303	426,068	253,198	222,832	130,054
Net payable for investments purchased	3,145	—	159,102	156,567	51,373	—

TOTAL LIABILITIES	10,953,151	9,806,280	10,521,361	10,469,766	10,284,529	10,268,772

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,929	1,903	1,901	1,900	1,899	1,875
Additional paid-in capital	2,027,950	2,014,815	2,003,417	1,989,503	1,977,144	1,902,336
Accumulated other comprehensive income (loss)	165,455	85,633	74,974	(528,261)	(767,182)	(104)
Retained earnings	3,649,770	3,569,411	3,319,467	3,447,511	3,282,392	3,176,654
Treasury shares, at cost	(969,085)	(671,518)	(501,652)	(501,534)	(501,416)	(209,339)

TOTAL SHAREHOLDERS’ EQUITY	5,376,019	5,500,244	5,398,107	4,909,119	4,492,837	5,371,422

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,329,170	$15,306,524	$15,919,468	$15,378,885	$14,777,366	$15,640,194

Book value per common share	$39.27	$37.84	$35.54	$32.02	$29.01	$33.69

Diluted book value per common share	$34.56	$33.65	$31.58	$28.72	$26.35	$29.96

Debt (Senior notes) to total capitalization [a]	15.6%	8.3%	8.5%	9.2%	10.0%	8.5%

Debt plus preferred shares to total capitalization	23.5%	16.7%	16.9%	18.5%	20.0%	17.0%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS

At March 31, 2010

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,327,369	$9,553	$(2,856)	$1,334,066	11%
Non-U.S. government	685,643	6,137	(12,883)	678,897	6%
Corporate debt	3,747,774	144,767	(30,632)	3,861,909	32%
Agency MBS [a]	1,652,820	44,301	(3,978)	1,693,143	14%
Non-Agency CMBS	665,483	24,460	(9,297)	680,646	6%
Non-Agency RMBS	222,000	1,523	(23,706)	199,817	2%
ABS	573,259	7,826	(18,166)	562,919	4%
Municipals	625,297	16,392	(3,887)	637,802	5%

Total fixed maturities	9,499,645	254,959	(105,405)	9,649,199	80%
Equities, available for sale	192,486	18,767	(9,333)	201,920	2%

Total available for sale investments	$9,692,131	$273,726	$(114,738)	9,851,119	82%

Other investments (see below)				538,917	4%
Short-term investments				143,937	1%

Total investments				10,533,973	87%
Cash and cash equivalents [b]				1,510,027	12%
Accrued interest receivable				84,407	1%
Net receivable/(payable) for investments sold (purchased)				(3,145)	0%

Total Cash and Invested Assets				$12,125,262	100%

Other Investments:				Fair Value	Percentage
Hedge funds				$324,536	60%
Credit funds				104,337	19%
Collateralized loan obligations - equity tranches				58,593	11%
Short duration high yield fund				51,451	10%

Total				$538,917	100%

[a]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.
[b]	Includes $131 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
CASH AND INVESTED ASSETS PORTFOLIO	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Fixed Maturities:
U.S. government and agency	11.0%	16.0%	16.4%	16.2%	13.6%
Non-U.S. government	5.6%	6.0%	4.5%	2.8%	2.4%
Corporate debt	31.9%	30.9%	29.2%	24.4%	21.7%
MBS
Agency MBS	14.0%	13.5%	14.9%	20.6%	23.7%
Non-agency CMBS	5.6%	5.6%	6.3%	6.5%	7.1%
Non-agency RMBS	1.6%	1.9%	1.9%	2.3%	2.7%
ABS	4.4%	3.8%	3.3%	2.8%	3.4%
Municipals	5.4%	6.0%	5.6%	5.2%	3.9%

Total Fixed Maturities	79.5%	83.7%	82.1%	80.8%	78.5%
Equities	1.7%	1.8%	1.2%	0.9%	0.7%
Other Investments	4.4%	4.9%	4.6%	4.9%	4.7%
Short-term investments	1.2%	1.0%	2.0%	1.5%	2.3%

Total investments	86.8%	91.4%	89.9%	88.1%	86.2%
Cash and cash equivalents	12.4%	7.5%	10.5%	12.6%	13.5%
Accrued interest receivable	0.8%	1.0%	0.9%	0.8%	0.8%
Net receivable/(payable) for investments sold	—	0.1%	(1.3)%	(1.5)%	(0.5)%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	13.8%	19.1%	20.0%	20.1%	17.4%
AAA	41.7%	41.2%	41.9%	48.2%	54.9%
AA	10.6%	9.4%	9.0%	8.0%	7.6%
A	19.1%	18.1%	17.3%	14.2%	11.8%
BBB	13.2%	10.7%	10.5%	8.5%	6.7%
Below BBB	1.6%	1.5%	1.3%	1.0%	1.6%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	7.1%	7.3%	5.8%	4.8%	4.9%
From one to five years	39.7%	43.0%	41.9%	34.9%	32.8%
From five to ten years	17.2%	16.3%	16.9%	17.5%	12.5%
Above ten years	3.5%	3.7%	3.3%	2.9%	2.9%
Asset-backed and mortgage-backed securities	32.5%	29.7%	32.1%	39.9%	46.9%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES	As of or for the quarter ended
	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
Annualized pre-tax yield	3.8%	3.9%	4.1%	4.4%	4.2%
Yield to maturity	3.5%	3.6%	3.4%	4.2%	4.6%
Average duration	2.9 yrs	3.1 yrs	2.8 yrs	3.1 yrs	2.4 yrs
Average credit quality	AA	AA	AA	AA+	AA+

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At March 31, 2010

ISSUER (1)	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities	FDIC Guarantee (2)
BANK OF AMERICA CORP	$135,969	$2,765	$138,734	1.4%	$16,774
JP MORGAN CHASE CO	132,196	6,166	138,362	1.4%	5,431
MORGAN STANLEY	131,659	3,164	134,823	1.4%	15,072
VERIZON COMMUNICATIONS INC	98,549	6,814	105,363	1.1%	—
GENERAL ELECTRIC CO	89,640	1,830	91,470	0.9%	12,264
CITIGROUP INC	87,208	2,711	89,919	0.9%	24,308
GOLDMAN SACHS	81,240	3,514	84,754	0.9%	17,291
CREDIT SUISSE GROUP AG	62,432	1,960	64,392	0.7%	—
WELLS FARGO & COMPANY	61,720	2,222	63,942	0.7%	5,377
HSBC HOLDINGS PLC	61,271	1,482	62,753	0.7%	4,767

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Amounts guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) and foreign FDIC included in Fair Value.

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$26,447	$43,119	$31,630	$52,769	$47,512	$78,104
Reinsurance	4,995	4,995	4,995	4,995	4,995	12,492

Total	$31,442	$48,114	$36,625	$57,764	$52,507	$90,596

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$377,826	$376,403	$388,803	$402,627	$430,115	$497,324
Reinsurance	—	—	—	—	—	—

Total	$377,826	$376,403	$388,803	$402,627	$430,115	$497,324

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,020,877	$984,426	$970,655	$974,138	$939,382	$844,747
Reinsurance	40,653	38,186	32,799	31,745	31,079	27,494

Total	$1,061,530	$1,022,612	$1,003,454	$1,005,883	$970,461	$872,241

Provision against reinsurance recoverables:
Insurance	$(19,563)	$(17,691)	$(15,623)	$(15,624)	$(13,623)	$(19,794)
Reinsurance	(5,317)	(5,266)	(6,810)	(6,810)	(6,810)	(14,054)

Total	$(24,880)	$(22,957)	$(22,433)	$(22,434)	$(20,433)	$(33,848)

Net reinsurance recoverables:
Insurance	$1,405,587	$1,386,257	$1,375,465	$1,413,910	$1,403,386	$1,400,381
Reinsurance	40,331	37,915	30,984	29,930	29,264	25,932

Total	$1,445,918	$1,424,172	$1,406,449	$1,443,840	$1,432,650	$1,426,313

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable		March 31, 2010
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders' Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,031,862	$(28,639)	$1,003,223	72.6%	18.7%	$(8,728)	0.8%	$1,023,134
Other reinsurers balances > $20 million	159,647	(3,652)	155,995	11.3%	2.9%	(4,630)	2.9%	155,017
Other reinsurers balances < $20 million	279,289	(56,774)	222,515	16.1%	4.1%	(11,522)	4.1%	267,767

Total	$1,470,798	$(89,065)	$1,381,733	100.0%	25.7%	$(24,880)	1.7%	$1,445,918

At March 31, 2010, 97.8% (December 31, 2009: 97.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.8%	3.5%
Partner Reinsurance Co of US	13.3%	3.4%
Swiss Reinsurance America Corporation	12.3%	3.2%
XL Reinsurance America Inc	7.8%	2.0%
Berkley Insurance Company	7.3%	1.9%
Ace Property & Casualty Ins	6.2%	1.6%
Lloyds of London	5.3%	1.3%
Munich Re America, Inc. Direct	2.6%	0.7%
Liberty Mutual Insurance Co.	2.6%	0.7%
Federal Insurance Company	2.3%	0.6%

	73.5%	18.9%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2010			Quarter ended March 31, 2009
Reserve for unpaid losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	6,564,133	(1,381,058)	$5,183,075	6,244,783	(1,314,551)	$4,930,232
Incurred	555,596	(87,334)	468,262	496,628	(108,629)	387,999
Paid	(300,316)	39,283	(261,033)	(310,853)	36,760	(274,093)
Foreign exchange (gains) losses	(59,891)	1,747	(58,144)	(38,280)	1,277	(37,003)

End of period [a]	$6,759,522	$(1,427,362)	$5,332,160	$6,392,278	$(1,385,143)	$5,007,135

[a]	At March 31, 2010, the gross reserve for losses and loss expenses included IBNR of $4,935 million, or 73%, of total gross reserves for loss and loss expenses. At December 31, 2009, the comparable amount was $4,669 million, or 71%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended March 31, 2010			Quarter ended March 31, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$179,490	$120,826	$300,316	$199,058	$111,795	$310,853
Reinsurance recoveries	(39,283)	—	(39,283)	(36,760)	—	(36,760)

Net losses paid	140,207	120,826	261,033	162,298	111,795	274,093
Change in:
Reported case reserves	(82,590)	20,158	(62,432)	(30,628)	38,417	7,789
IBNR	118,721	198,991	317,712	91,850	86,136	177,986
Reinsurance recoveries on unpaid loss and loss expense reserves	(45,635)	(2,416)	(48,051)	(70,816)	(1,053)	(71,869)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$130,703	$337,559	$468,262	$152,704	$235,295	$387,999

Gross reserve for losses and loss expenses	$3,533,040	$3,226,482	$6,759,522	$3,603,197	$2,789,081	$6,392,278

Prior years net favorable reserve development	$25,369	$56,097	$81,466	$35,906	$48,428	$84,334

Key Ratios
Net paid to net incurred percentage	107.3%	35.8%	55.7%	106.3%	47.5%	70.6%

Net paid losses / Net premiums earned	54.7%	27.4%	37.5%	58.9%	28.7%	41.2%
Change in net loss and loss expense reserves / Net premiums earned	(3.7%)	49.3%	29.8%	(3.5%)	31.7%	17.1%

Net loss and loss expense ratio	51.0%	76.7%	67.3%	55.4%	60.4%	58.3%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE – QUARTERLY

	Quarter ended
	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
Gross losses paid	$179,490	$324,989	$244,472	$226,204	$199,058	$201,488
Reinsurance recoveries	(39,283)	(89,773)	(64,649)	(65,170)	(36,760)	(100,476)

Net losses paid	140,207	235,216	179,823	161,034	162,298	101,012

Change in:
Reported case reserves	(82,590)	(122,563)	(97,814)	(38,506)	(30,628)	92,709
IBNR	118,721	47,741	11,911	65,060	91,850	14,703
Reinsurance recoveries on unpaid loss and loss expense reserves	(45,635)	1,157	17,308	(377)	(70,816)	(48,974)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$130,703	$161,551	$111,228	$187,211	$152,704	$159,450

Gross reserve for losses and loss expenses	$3,533,040	$3,502,680	$3,572,266	$3,654,192	$3,603,197	$3,442,804

Prior years net favorable reserve development	$25,369	$72,694	$55,401	$46,860	$35,906	$54,580

Key Ratios
Net paid to net incurred percentage	107.3%	145.6%	161.7%	86.0%	106.3%	63.4%

Net paid losses / Net premiums earned	54.7%	77.2%	64.5%	53.9%	58.9%	33.7%
Change in net loss and loss expense reserves / Net premiums earned	(3.7%)	(24.2%)	(24.6%)	8.8%	(3.5%)	19.5%

Net loss and loss expense ratio	51.0%	53.0%	39.9%	62.6%	55.4%	53.2%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE – QUARTERLY

	Quarter ended
	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
Gross losses paid	$120,826	$125,676	$132,292	$144,913	$111,795	$104,487
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	120,826	125,676	132,292	144,913	111,795	104,487
Change in:
Reported case reserves	20,158	20,902	56,294	(19,222)	38,417	12,029
IBNR	198,991	45,313	12,349	66,016	86,136	87,163
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,416)	(6,930)	(1,054)	(666)	(1,053)	(1,448)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$337,559	$184,961	$199,881	$191,041	$235,295	$202,231

Gross reserve for losses and loss expenses	$3,226,482	$3,061,453	$3,007,648	$2,907,702	$2,789,081	$2,371,404

Prior years net favorable reserve development	$56,097	$47,303	$66,698	$49,882	$48,428	$33,531

Key Ratios
Net paid to net incurred percentage	35.8%	67.9%	66.2%	75.9%	47.5%	51.7%

Net paid losses / Net premiums earned	27.4%	30.7%	31.0%	35.5%	28.7%	29.1%
Change in net loss and loss expense reserves / Net premiums earned	49.3%	14.5%	15.8%	11.3%	31.7%	27.2%

Net loss and loss expense ratio	76.7%	45.2%	46.8%	46.8%	60.4%	56.3%

AXIS Capital Holdings Limited

2010 IMPACT OF CHILEAN EARTHQUAKE

	Reinsurance	Insurance	Total
Gross loss and loss expenses	$101,500	$5,025	$106,525
Net loss and loss expenses	101,500	5,025	106,525
Gross and net premiums written [a]	8,020	—	8,020
Gross and net premiums earned [b]	6,137	—	6,137
Total impact before income tax	95,363	5,025	100,388
Income tax benefit	(78)	(157)	(235)

Total impact after income tax	$95,285	$4,868	$100,153

[a]	The impact of Chilean earthquake on gross and net premiums written in 2010 relates to the recognition of reinstatement premiums in our reinsurance segment following the event. These premiums will be earned over the remaining risk period.

[b]	The impact of Chilean earthquake on gross and net premiums earned in 2010 relates to the accelerated recognition of unearned premiums on policies in our reinsurance segment, prior to the recognition of reinstatement premiums.

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES – AS OF APRIL 1, 2010

		Group Estimated Net Losses (in millions of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$706	$998	$1,329	$78	$121	$195
California	Earthquake	404	682	998	16	28	50
Europe	Windstorm	395	612	865	20	28	41
Japan	Earthquake	203	291	517	15	21	38
Japan	Windstorm	71	125	135	15	21	34

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at April 1, 2010. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $998 million (or 19% of shareholders’ equity at March 31, 2010). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $998 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $998 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $121 billion, resulting in an estimated market share of insured losses for the Company of 0.8%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Quarter ended
	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q1 2008
Net income (loss) available to common shareholders	$111,812	$282,063	$(95,892)	$159,161	$115,679	$237,722

COMMON SHARES OUTSTANDING
Common Shares - at beginning of period	132,140	137,835	137,710	137,622	136,212	142,520
Shares issued	2,008	158	129	93	1,630	2,189
Shares repurchased for treasury	(9,993)	(5,853)	(4)	(5)	(220)	(119)

Common Shares - at end of period	124,155	132,140	137,835	137,710	137,622	144,590

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	128,202	136,049	137,904	137,849	137,316	143,239
Dilutive share equivalents:
Warrants[a]	11,675	11,480	—	10,018	9,729	13,160
Restricted stock[a]	1,501	2,387	—	1,332	1,308	2,258
Options[a]	761	757	—	656	668	1,527
Restricted stock units	37	45	—	6	2	—

Weighted average diluted shares outstanding	142,176	150,718	137,904	149,861	149,023	160,184

EARNINGS PER COMMON SHARE
Basic	$0.87	$2.07	($0.70)	$1.15	$0.84	$1.66
Diluted	$0.79	$1.87	($0.70)	$1.06	$0.78	$1.48

[a]	Due to the net loss incurred in the three months ended September 30, 2009, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS – TREASURY STOCK METHOD [a]

	At March 31, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$31.26

Book value per common share		$4,876,019	124,155	$39.27

Dilutive securities:
Warrants	$12.33	—	11,998	(3.46)
Restricted stocks		—	3,802	(0.96)
Options	$22.06	—	758	(0.20)
Restricted stock units		—	295	(0.07)
Phantom stock units		—	68	(0.02)

Diluted book value per common share		$4,876,019	141,076	$34.56

	At December 31, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$28.41

Book value per common share		$5,000,244	132,140	$37.84

Dilutive securities:
Warrants	$12.36	—	11,165	(2.95)
Restricted stocks		—	4,388	(1.03)
Options	$21.56	—	669	(0.16)
Restricted stock units		—	167	(0.03)
Phantom stock units		—	67	(0.02)

Diluted book value per common share		$5,000,244	148,596	$33.65

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended March 31,
	2010	2009
	(in thousands)
Net income available to common shareholders	$111,812	$115,679

Adjustment for net realized investment (gains) losses	(16,176)	40,597
Adjustment for associated tax impact	14	(465)

Operating income	95,650	155,811

Adjustment for foreign exchange (gains) losses	(8,147)	(389)
Adjustment for associated tax impact	2,277	(639)

Operating income excluding foreign exchange gains/losses, net of tax	$89,780	$154,783

Net income per share – diluted	$0.79	$0.78
Adjustment for net realized investment (gains) losses	(0.12)	0.27
Adjustment for associated tax impact	—	—

Operating income per share – diluted	$0.67	$1.05

Adjustment for foreign exchange (gains) losses	(0.06)	—
Adjustment for associated tax impact	0.02	(0.01)

Operating income excluding foreign exchange gains/losses, net of tax	$0.63	$1.04

Weighted average common shares and common share equivalents – diluted	142,176	149,023